MERIDIAN FUND, INC.®

MERIDIAN GROWTH FUND®

CLASS A SHARES: MRAGX; CLASS C SHARES: MRCGX; INVESTOR CLASS SHARES: MRIGX

LEGACY CLASS SHARES: MERDX; INSTITUTIONAL CLASS SHARES: MRRGX

MERIDIAN CONTRARIAN FUND

CLASS A SHARES: MFCAX; CLASS C SHARES: MFCCX; INVESTOR CLASS SHARES: MFCIX

LEGACY CLASS SHARES: MVALX; INSTITUTIONAL CLASS SHARES: MFCRX

MERIDIAN ENHANCED EQUITY FUND®

CLASS A SHARES: MRAEX; CLASS C SHARES: MRCEX; INVESTOR CLASS SHARES: MRIEX

LEGACY CLASS SHARES: MEIFX; INSTITUTIONAL CLASS SHARES: MRREX

MERIDIAN SMALL CAP GROWTH FUND

CLASS A SHARES: MSGAX; CLASS C SHARES: MSGCX; INVESTOR CLASS SHARES: MISGX

LEGACY CLASS SHARES: MSGGX; INSTITUTIONAL CLASS SHARES: MSGRX

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 19, 2021

to the Funds’ Statement of Additional Information (“SAI”)

dated October 30, 2020

The table listing the officers of the Corporation found in the “Information About the Directors and Officers of Meridian” section of the SAI is hereby deleted and replaced with the following:

Officers	Position(s) Held with Fund:	Length of Service	Principal Occupation(s) During Past 5 Years
David Corkins (53)	President (Principal Executive Officer)	Indefinite; Since September 5, 2013	Co-Founder, Principal and Portfolio Manager, ArrowMark Colorado Holdings, LLC
Rick Grove (51)	Vice President, Secretary and Chief Compliance Officer	Indefinite; Since September 5, 2013	Chief Compliance Officer, ArrowMark Colorado Holdings, LLC; formerly, Chief Operating Officer, ArrowMark Colorado Holdings, LLC

Katie Jones (36)	Chief Financial Officer (Principal Financial Officer) and Treasurer	Indefinite; Since August 12, 2014	Director, ArrowMark Colorado Holdings, LLC; formerly, Controller & Assistant Treasurer, Meridian Fund, Inc.

Kelsey Auble (29)	Assistant Treasurer	Indefinite, since November 12, 2019	Controller, ArrowMark Colorado Holdings, LLC; formerly Alternative Investment Accounting Supervisor, ALPS Fund Services

***

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE